UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

      Date of Report (Date of earliest event reported): September 23, 2005

                                Paxar Corporation
             (Exact name of registrant as specified in its charter)

          New York                        1-9493               13-5670050
(State or other jurisdiction            (Commission           (IRS Employer
      of incorporation)                File Number)        Identification No.)

           105 Corporate Park Drive
              White Plains, New York                               10604
      (Address of principal executive offices)                   (Zip Code)

       Registrant's telephone number, including area code: (914) 697-6800

                                 Not Applicable
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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Item 1.01  Entry into a Material Definitive Agreement

On September 23, 2005, Paxar Corporation (the "Company") entered into Amendment No. 4 to the Second Amended and Restated Credit Agreement dated as of September 24, 2002 (as amended by Amendment No. 1 to the Credit Agreement and Letter Waiver dated as of December 16, 2003, Amendment and Waiver No. 2 to the Credit Agreement dated as of February 11, 2004 and Amendment No. 3 to the Credit Agreement dated as of March 10, 2004) (the "Credit Agreement"), to extend the expiration date of the Credit Agreement from September 24, 2005 to December 31, 2005. A copy of Amendment No. 4 is attached hereto as Exhibit 10.1. A copy of the Credit Agreement is attached as Exhibit 10.14 to the Company's Form 10-K for the year ended December 31, 2002.


Item 9.01         Financial Statements and Exhibits.

Exhibit 10.1 Amendment No. 4 to the Credit Agreement, dated as of September 23, 2005, by and among the Company, Bank of America, N.A., Suntrust Bank, HSBC Bank USA, ABN AMRO Bank N.V. and The Bank of New York.



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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                     PAXAR CORPORATION
                                     (Registrant)


Date: November 14, 2005              By:    /s/ Robert S. Stone
                                        ------------------------------------
                                              Robert S. Stone
                                              Vice President, General Counsel
                                              and Secretary



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                                  Exhibit Index


Exhibit No.       Description
-----------       -----------
  10.1            Amendment No. 4 to the Credit Agreement, dated as of September
                  23, 2005, by and among the Company, Bank of America,  N.A.,
                  Suntrust Bank, HSBC Bank USA, ABN AMRO Bank N.V. and The Bank of New York.